Exhibit 10.28

TRANSPORTATION AND LOGISTICS AGREEMENT
This Transportation and Logistics Agreement (“Agreement”), dated June 24, 2015, is made and entered into by and between Bridger Marketing, LLC (hereinafter designated as “Marketing”) and Bridger Logistics, LLC (hereinafter designated as “Carrier”). Marketing and Carrier are sometimes referred to herein solely as a “Party,” or collectively as the “Parties.”
WHEREAS, Marketing requires transportation and logistics services for the movement of Crude Petroleum from one or more Receipt Point(s) to one or more Delivery Point(s) by truck transportation, pipeline terminals, pipelines, rail transportation and marine movements;
WHEREAS, Carrier (or its subsidiary or contractor) is engaged in the business of transporting Crude Petroleum and providing related logistics services and expertise with respect to such transportation; and
WHEREAS, certain capitalized terms used in this Agreement are defined in Section 24.
NOW, THEREFORE, Marketing desires to use Carrier’s Services and expertise, and Carrier desires to provide such Services and expertise to Marketing, in each case subject to the following terms and conditions and (with respect to any specific Services) the applicable Statement of Work.

1.	TERM
The term of this Agreement shall become effective on the date hereof and terminate on the tenth (10th) anniversary hereof, unless otherwise expressly specified in this Agreement or terminated earlier by mutual written agreement between the Parties. Termination or expiration of this Agreement will not relieve any Party from any obligation accruing, or accrued, prior to the date of such termination, and notwithstanding any such termination or expiration each Party will continue to be bound by the provisions of this Agreement that reasonably require some action or forbearance after such termination or expiration, including those related to confidentiality, indemnities, addresses for giving notice, governing law and audit rights.

2.	EXCLUSIVITY; RIGHT OF FIRST OFFER

(a)
For purposes of this Agreement, “Services” means any transportation and logistics services (including transportation and logistics services by truck, pipeline terminal, pipeline, rail and/or marine assets) for any Crude Petroleum with respect to any Marketing Arrangements. Services shall be deemed to include transportation and logistics services indirectly provided to Marketing in connection with exchange agreements or buy/sell transactions between Marketing and a third party in which Marketing sells Crude Petroleum to a third party and then purchases Crude Petroleum from the same third party, with the price differential reflecting the cost of transportation and logistics along the mode of transport between the sale and purchase. Notwithstanding the foregoing, any sales (including by means of an exchange) of Crude Petroleum by Marketing to third parties where the sale is for the sole purpose of marketing or credit, rather than for transportation of such Crude Petroleum, shall not be considered Services.

(b)
For purposes of this Agreement, “Marketing Arrangements” means any arrangement to which Marketing or any of its Affiliates is a party pursuant to which Crude Petroleum is marketed, traded or owned by Marketing or any of its Affiliates in the United States; provided that arrangements in which Crude Petroleum is owned by or sold to others and with respect to which Marketing has no right or ability to cause or permit Services to be rendered with respect thereto by Carrier shall not be deemed Marketing Arrangements.

(c)
Exclusivity Provision. During the term of this Agreement, Marketing agrees that Carrier will be the sole and exclusive provider of Services with respect to any Marketing Arrangements for Crude Petroleum that Carrier then has sufficient and proper assets and personnel to perform such Services required to be provided hereunder.

(d)	[***]

(e)
ROFO for Non-Offered Services. If Carrier does not then have sufficient and proper assets and personnel to perform any particular Services, Marketing shall not engage or contract (or enter into any other arrangement or agreement) with any other Person to provide such Services with respect to any Marketing Arrangements without first strictly complying with this Section 2(e).

(i)
Marketing shall provide to Carrier written notice (a “ROFO Notice”) of such proposed new Marketing Arrangement and the proposed Services with respect thereto, which notice shall include a reasonably detailed description thereof, including the proposed commencement, term, price and volume for such proposed Services and specific information regarding the nature and quality of Crude Petroleum for which such proposed Services are contemplated and the region in which such Services are to be performed.

(ii)
If, within five (5) days following the date of its receipt of a ROFO Notice (the “ROFO Discussion Period”), Carrier delivers written notice (a “ROFO Agreement Notice”) to Marketing that it will provide the Services proposed within the ROFO Notice, then the Parties will use commercially reasonable efforts to execute and deliver a Statement of Work covering such Services promptly but no event later than ten (10) days after the delivery of such notice to Marketing.

(iii)
If Carrier does not deliver a ROFO Agreement Notice to Marketing before the end of the ROFO Discussion Period, then Marketing shall be permitted, during the thirty (30) days immediately succeeding the ROFO Discussion Period, to enter into a written contract with a Person other than Carrier (a “Substitute Provider”) of Services with respect to such new Marketing Arrangement; provided, however, that Marketing shall not enter into any arrangement or agreement with any Substitute Provider if such arrangement or agreement is on terms more favorable to the Substitute Provider than those set forth in the ROFO Notice. If Marketing enters into any arrangement or agreement with a Substitute Provider, Marketing shall disclose in writing to Carrier the identity of such Substitute Provider and provide Carrier such details of the arrangement or agreement as Carrier may reasonably request (it being agreed that any request relating to the price terms, volume terms, and duration of any arrangement or agreement are details that are reasonable for Carrier to request), all of which Carrier agrees to keep confidential using such confidentiality restrictions that are no less restrictive than those Carrier uses to protect its own confidential information.

(iv)
With respect to any ROFO Notice where Carrier has not delivered a ROFO Agreement Notice before the end of the ROFO Discussion Period, if Marketing does not enter into a written contract with a Substitute Provider for Services with respect to such new Marketing Arrangement within the thirty (30) day-period immediately succeeding the ROFO Discussion Period, then Carrier shall not engage or contract (or enter into any other arrangement or agreement) with any other Person to provide Services with respect to such New Marketing Arrangement without first strictly complying again with this Section 2(e).

Confidential information has been omitted and separately filed with the Securities and Exchange Commission. [***] indicates that confidential treatment has been requested with respect to this omitted information.

3.	RECEIPT/DELIVERY OF CRUDE PETROLEUM
With respect to any specific Services to be provided hereunder, Carrier’s obligations hereunder shall be contingent upon the execution and delivery by both Parties of one or more Statements of Work substantially in the form attached as Exhibit A (each, a “Statement of Work”) specifying, among other things, each receipt point applicable to such Services (the “Receipt Point(s)”), each delivery point applicable to such Services (the “Delivery Point(s)”), the rate(s) applicable to such Services and the term therefor. Pursuant to the terms of each effective Statement of Work, Carrier shall, load, unload, handle and transport (including services by truck, pipeline terminals, pipelines, rail and marine transportation) Crude Petroleum from the applicable Receipt Point(s) to the applicable Delivery Point(s) as may be tendered for transportation by or on behalf of Marketing. Carrier shall provide (or shall cause to be provided) the proper and necessary equipment to perform Services under this Agreement and each applicable Statement of Work.

4.	FACILITY ACCESS
In connection with Carrier (or its Affiliate or contractor) performing Services hereunder, Marketing shall provide Carrier (or its Affiliate or contractor) with any necessary access to facilities belonging to Marketing, its Affiliates and/or the facilities of third parties. Carrier shall cause its employees or agents to comply with all the terms, provisions, rules, regulations and instructions supplied by the owner or operator of any such facility in the loading, unloading or transportation of Crude Petroleum or its equipment. Each Party agrees that its agents and employees will comply with all known safety regulations of the other when such agents or employees are on the premises of the other in connection with the performance of this Agreement. Marketing shall have no liability or responsibility for delay, detention, or demurrage; provided, however, that if delay, detention, or demurrage is incurred at loading as a result of the acts or omissions of Marketing or its Affiliate, Marketing will pay Carrier the actual, out-of-pocket demurrage charges incurred by Carrier.

5.	PERMITS/COMPLIANCE WITH LAWS
Carrier shall be responsible for securing, at Carrier’s cost, any permits and operating authorities’ consents necessary for the Services provided by or on behalf of Carrier hereunder. Each Party agrees to comply with all Applicable Laws. Each Party agrees that all financial settlements, billings and reports rendered to the other Party as provided for in this Agreement will, to the best of its knowledge, reflect properly the facts about all activities and transactions related to this Agreement.

6.	MEASUREMENT
To the extent the services provided to Marketing hereunder involve the measurement of Crude Petroleum, Carrier warrants to Marketing that Carrier’s activities related to the measurement of Crude Petroleum hereunder, whether involving measurements of Crude Petroleum purchased by Marketing at the “lease level” or otherwise, shall be conducted: (i) in a manner that results in accurate measurements; (ii) in accordance with applicable industry standards (including the then-current version of the Manual of Petroleum Measurement Standards as published by the American Petroleum Institute (“API”)) or, to the extent Marketing notifies Carrier of same, in accordance with other standards specifically agreed to by Marketing and the lease operator or other seller of the Crude Petroleum in question; and (iii) in accordance with all applicable laws, regulations and other governmental requirements. Ticket, manifest, and invoice quantity shall be based on API tank gauging measurement procedures. Each Party, upon such Party’s reasonable request, shall be entitled to review, audit or otherwise monitor the other Party’s measurement activities hereunder and any documents relating thereto, and each Party agrees to reasonably cooperate with the requesting Party in the course of any such review, audit or monitoring.

7.	TITLE/LOSSES
Title to the Crude Petroleum tendered by or on behalf of Marketing to Carrier for Services will remain with Marketing at all times, subject to any lien created under Applicable Law. Carrier may, in its sole but reasonable discretion, reject any Crude Petroleum, when made available to Carrier for Services by or on behalf of Marketing, which may be involved in litigation, the title of which may be in dispute, or which may be encumbered by a lien or charge of any kind (except for customary encumbrances arising under a joint operating agreement or Applicable Law), and Carrier may require that Marketing either provide (i) satisfactory evidence of Marketing’s good, marketable and unencumbered title (other than customary encumbrances arising under a joint operating agreement or Applicable Laws, or any lien created under any obligation of Marketing for borrowed money), or (ii) a reasonably satisfactory indemnity bond to protect Carrier. Crude Petroleum gains and losses resulting from Services will be allocated as Loss Allowance (defined below) in accordance with this Agreement.

8.	PAYMENT OBLIGATION
Exhibit B sets forth the applicable rates that Marketing shall be charged for the Services provided by Carrier hereunder as of the date hereof, except to the extent set forth to the contrary in any applicable Statement of Work. Each month, Carrier shall deliver to Marketing, by email or facsimile, an invoice for the Services rendered during the previous month. Marketing shall pay each such invoice by the later of the 20th day of the applicable month or the 10th day following the date such invoice was delivered to Marketing. If the due date for payment falls on a Saturday or a New York bank holiday other than a Monday, payment shall be due on the immediately preceding New York banking day. If the due date for payment falls on a Sunday or Monday New York bank holiday, payment shall be due on the next succeeding New York banking day.

9.	INSURANCE/TAXES
Carrier shall maintain (or cause to be maintained) insurance as required by Applicable Law. During the term of this Agreement, any taxes assessed by any governmental authority upon or as a result of the ownership, loading, unloading, transportation or delivery of any of Marketing’s Crude Petroleum or the Services provided by Carrier to Marketing hereunder, shall be borne and paid by Marketing, except to the extent any such taxes are required under applicable law to be paid by Carrier, in which case, such taxes shall be paid by Carrier and reimbursed by Marketing. The above notwithstanding, Carrier shall remain liable for and Marketing shall have no obligation to reimburse Carrier for (a) any taxes imposed on or calculated based upon net profits, gross or net income, profit margin or gross receipts of Carrier, (b) any taxes measured by capital value or net worth of Carrier, or (c) any ad valorem or personal property taxes on the equipment used by Carrier in performing the Services hereunder.

10.	RELATIONSHIP OF THE PARTIES
In the performance of any Services hereunder, Carrier conclusively shall be deemed an independent contractor, with the right and authority to direct and control all work being performed by the employees, contractors, agents or representatives of Carrier. Carrier shall be permitted to engage owner-operators and subcontractors to perform all or a portion of the Services hereunder. Any such owner-operator and subcontractor shall for purposes of this Agreement be considered to be acting on behalf of and as an agent for Carrier at all times in connection with this Agreement. Carrier is responsible for ensuring all owner-operators and subcontractors are compliant with all terms and conditions of this Agreement. All costs incurred in Carrier’s performance of the Agreement including payroll, fuel, tolls, and depreciation shall be borne by Carrier. Marketing shall provide coordinates of load origination and unload destination and Carrier shall determine routing and resulting transit mileage. Marketing shall be responsible for all obligations and liabilities for the payment of all persons due any proceeds derived from Marketing’s Crude Petroleum transported under this Agreement, including, without limitation, royalties, overriding royalties and similar interests.

11.	INDEMNIFICATION; LIMITATION OF LIABILITY

(a)
Except as otherwise expressly provided in this Agreement (including elsewhere in this Section 11), each Party (the “Indemnifying Party”) will be responsible for, and will release, indemnify, defend, and hold harmless the other Party (the “Indemnified Party”) and its Indemnified Group from and against any and all Losses based on the personal injury or death of any person or damage to property to the extent caused by or resulting from the negligence, gross negligence, or willful misconduct on the part of the Indemnifying Party, its employees, agents, or contractors in the performance of its obligations under this Agreement.

(b)
Notwithstanding anything to the contrary in this Agreement, each Party’s liability for Losses hereunder is limited to direct, actual damages only, and no Party or its Group shall be liable to any Person for specific performance, consequential damages, indirect damages, incidental damages, exemplary damages, or special damages, loss of profits, loss of product or production, business interruptions, or punitive damages arising out of or resulting from this Agreement (including from the performance, suspension of performance, failure to perform, or termination of the services contemplated hereby), even if caused in whole or in part by the negligence, fault, or strict liability of a Party or its employees, agents, or contractors. CARRIER SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED OR EXPRESS WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

(c)
Notwithstanding anything in this Agreement to the contrary, Carrier in possession of Crude Petroleum shall not be liable for any loss thereof, damage thereto, or delay, in each case, caused by Force Majeure, any default of Marketing, or from any other cause not attributable to the negligence of Carrier.

(d)
Any liability associated with contaminated, non-conforming or hazardous Crude Petroleum or disposal of any contaminated, non-conforming or hazardous Crude Petroleum shall be borne solely by Marketing. Carrier’s acceptance of, or failure to reject, Crude Petroleum tendered for services at any Receipt Point shall not be deemed to be a waiver by Carrier of Marketing’s obligations or liability regarding compliance with the provisions of this Agreement. If, upon investigation, Carrier determines that any Crude Petroleum delivered by or on behalf of Marketing does not conform to the requisite quality specifications, or if the Crude Petroleum delivered by or on behalf of Marketing contains contaminated or hazardous substances, which (in Carrier’s opinion) may materially affect the quality of Crude Petroleum or Carrier’s operations, Marketing will be liable for the cost of Carrier’s investigation in addition to other remedies specified in this Agreement.

12.	FORCE MAJEURE

(a)
Neither Party shall be liable to the other Party for failure to perform any of its obligations under this Agreement, except the obligation to make monetary payments due hereunder or each Party’s indemnification obligations as set forth in this Agreement, to the extent such performance is hindered, delayed, or prevented by Force Majeure. “Force Majeure" shall mean causes, conditions, events, or circumstances affecting either Party, either Party’s facilities, upstream facilities or transporters, or downstream facilities or transporters, which are beyond the reasonable control of the Party claiming Force Majeure. Such causes, conditions, events, and circumstances shall include acts of God, wars (declared or undeclared), insurrections, hostilities, strikes, lockouts, riots, floods, fires, storms, storm warnings, industrial or labor disturbances, acts of the public enemy, acts of terrorism, local or national disruptions to transportation networks or operations, sabotage, blockades, insurrections, epidemics, landslides, lightning, earthquakes, washouts, arrests and restraints of rulers and peoples, civil disturbances, fuel shortages, explosions, breakage or accidents to machinery or lines of pipe, hydrate obstruction or blockages of any kind of lines of pipe, adverse operating conditions on any Party’s facilities or on any upstream or downstream facilities, repairs, improvements, replacement of or alterations to plants, lines of pipe or related facilities, inability of either Party to obtain necessary machinery, materials, permits, easements or rights-of-way on reasonable terms, freezing of a well or delivery facility, the act of any Governmental Authority prohibiting a Party from discharging its obligations under this Agreement or resulting in diminutions in service and conduct. Inability of a Party to be profitable or to secure funds, arrange bank loans or other financing, obtain credit or (other than for reasons of Force Majeure) have adequate capacity on downstream facilities or transporters shall not be regarded as an event of Force Majeure.

(b)
If by reason of Force Majeure either Party is rendered unable, wholly or in part, to carry out its obligations under this Agreement, it is agreed that upon such Party giving notice in full particulars of such Force Majeure in writing or by other electronic means to the other Party within a reasonable time after the occurrence of the cause relied on, the Party giving such notice, so far as and to the extent that it is affected by such Force Majeure, will not be liable in damages during the continuance of any inability so caused, but for no longer period, and such cause will so far as possible be remedied with all reasonable dispatch.

(c)
A Party claiming Force Majeure shall use commercially reasonable efforts to remove the cause, condition, event, or circumstance of such Force Majeure, shall promptly give written notice to the other Party of the termination of such Force Majeure, and shall resume performance of any suspended obligation as soon as reasonably possible after termination of such Force Majeure. The foregoing sentence shall not require the settlement of strikes, lockouts, or other labor difficulty by the Party claiming Force Majeure.

13.	NOTICE OF CLAIMS
Except as may be otherwise expressly provided herein, as a condition precedent to recovery from Carrier for loss, damage, or delay to shipments, any claim must be filed in writing with Carrier within nine months after delivery of the Crude Petroleum, or, in case of failure to make delivery, then within nine months after a reasonable time for delivery has elapsed (or, in each case, if longer, nine months after Marketing discovered, or after the exercise of reasonable diligence should have discovered, such loss, damage or delay); and any suit arising out of any such claim shall be instituted against Carrier within one year from the day when notice in writing is given by Carrier to the claimant that Carrier has disallowed the claim or any part or parts thereof specified in the notice. Where any claim is not filed or any suit is not instituted thereon in accordance with the foregoing provisions, Carrier shall not be liable therefor and such claim will not be paid.

14.	RECORDS
Each Party shall have the right, at its own expense, upon thirty (30) days written notice and during reasonable working hours to perform an audit of the other Party’s books and records (“Audit”) no more often than once in any calendar year. A Party performing an Audit shall have the right to obtain access to and copies of the relevant portion of such books and records which shall be considered Confidential Information hereunder and includes, but is not limited to, financial information, reports, charts, calculations, measurement data, allocation support, third party support, telephone recordings, and electronic communications of the other Party to the extent reasonably necessary and available to verify performance under the terms and conditions of this Agreement, including the accuracy of any statement, allocation, charge, payment calculation, or determination made pursuant to the provisions contained in this Agreement for or during any calendar year within the thirty-six (36) month period preceding the calendar year in which the Audit occurs. For the avoidance of doubt, with respect to books and records related to Services Carrier provides to third parties to the extent required to be disclosed hereunder, Carrier shall only be required to provide Marketing with summary records that provide volume, rate and quality information relating to Services Carrier provides to such third parties to the extent that such information is required to determine compliance with this Agreement, but which exclude such third parties’ names or other personal or confidential information. The Party subject to the Audit shall respond to all exceptions and claims of discrepancies within 90 days of receipt thereof. Except as otherwise provided in Section ý13, the accuracy of any statement, allocation, charge, payment calculation, or determination made pursuant to the provisions of this Agreement shall be conclusively presumed to be correct after the end of the thirty-six (36) month period next following the end of the calendar year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared, if not challenged (claimed) in writing prior thereto. Except as otherwise provided in Section ý13, each Party agrees that all claims and rights to adjustments are irrevocably waived and released unless a claim is made in writing within the thirty-six (36) month period next following the end of the calendar year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared, notwithstanding any longer period that may be permitted by any applicable statute of limitations or other applicable law.

15.	ENTIRE AGREEMENT
This Agreement constitutes the complete and entire agreement between the Parties and incorporates all of their prior negotiations, discussions and understandings with respect to the subject matter herein. Although there may be other written contracts between the Parties, there are no private understandings or side agreements between the Parties relating to their respective rights and duties under this Agreement. This Agreement may be executed by the Parties in separate counterparts and all such counterparts shall together constitute one and the same instrument. In the event that any signature is delivered by e-mail or facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or the Party on whose behalf the signature is executed) the same with the same force and effect as if such e-mail or facsimile signature page were an original thereof.

16.	ASSIGNMENT
This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties; provided that neither this Agreement, nor any interest therein, shall be assigned, transferred, or conveyed by Marketing or Carrier, in whole or in part, without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed, except that (a) Carrier may pledge or assign its rights and interests in this Agreement to any lender as security in connection with any financing transaction for the benefit of itself or any of its affiliates and (b) Carrier may assign its rights and interests in this Agreement to an Affiliate of Carrier. Any purported assignment in violation of the foregoing shall be null and void.

17.	RULES/CLASSIFICATIONS
All Services provided hereunder shall be governed by and subject to Applicable Law. To the extent permitted by Applicable Law, in the event of a conflict between the terms, conditions and provision of any bill of lading or Applicable Law and this Agreement, the terms of this Agreement shall govern.

18.	CONFIDENTIALITY; RESTRICTIVE COVENANTS
The Parties agree that any confidential, proprietary or non-public material information communicated to or received by a Party from the other Party in connection herewith is confidential (with respect to such receiving Party, “Confidential Information”) and each receiving Party shall (i) hold such Confidential Information in confidence, exercising a degree of care not less than the care used by each respective Party to protect its own proprietary or confidential information, (ii) restrict disclosure of such Confidential Information solely to those of its and its affiliates’ directors, officers, employees, contractors, legal advisors and consultants with a “need to know” and not to disclose it to any other Person, (iii) advise those Persons to whom such Confidential Information is disclosed of their confidentiality and use obligations hereunder, and (iv) use such Confidential Information for the sole purpose of meeting obligations contained herein; provided, however, that either Party or its affiliates may make any public disclosure that it believes in good faith is required by applicable law or any listing or trading agreement applicable to or concerning it or its affiliates or to any of their publicly traded securities. The Parties acknowledge that in the event of an unauthorized disclosure, the damages incurred by a Party due to the disclosure may be difficult to ascertain, and that such damaged Party may seek injunctive relief as well as monetary damages against a Party that breaches this Agreement and causes such damages. In the event of a conflict between this Agreement and the terms of any confidentiality agreement or other similar agreement between the Parties, the terms, conditions and provisions of this Agreement related to confidentiality or nondisclosure shall control. The provisions of this section shall survive the expiration or termination of this Agreement.
During the first four (4) years of the term of this Agreement, Marketing covenants and agrees that it shall not, directly or indirectly, whether through its respective Affiliates, representatives, agents or otherwise, provide any services to any Person in the United States that are or may be competitive with the services that Carrier provides or has provided to Marketing under this Agreement. Marketing agrees that the restrictions on its activities contemplated by the foregoing are reasonable in light of the commercial relationship Marketing has with Carrier, and Marketing’s access to the Confidential Information of Carrier.

19.	CHOICE OF LAW; WAIVER OF JURY TRIAL
This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas (without regard to any principles of conflicts of laws which would direct application of the substantive laws of another jurisdiction). In the event of a dispute over the meaning or application of this Agreement, it shall be construed fairly and reasonably and neither more strongly for nor against any Party.
TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION WHATSOEVER BETWEEN OR AMONG THEM RELATING TO THIS AGREEMENT AND THAT SUCH ACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

20.	ADDITIONAL TERMS
No waiver by either party hereto of a breach of an obligation owed hereunder by the other party shall be construed as a waiver of any other breach, whether of the same or a different nature. Any provision hereof which is legally unenforceable shall be ineffective only to the extent of such unenforceability without thereby invalidating the remaining provisions hereof or affecting the validity of enforceability of this Agreement as a whole.

This Agreement shall not be modified or amended except by written instrument duly executed by officers or other duly authorized representatives of the respective parties. Any notice required under this Agreement must be in writing and shall be effective upon receipt or refusal of delivery service to the party’s business address as set forth in this Agreement.

21.	REPRESENTATIONS AND WARRANTIES
Marketing represents and warrants to Carrier as follows: (a) Marketing is duly organized, validly existing and in good standing under the Laws of the State of Louisiana; (b) the execution, delivery and performance of this Agreement and all documents required to be executed and delivered by Marketing in connection herewith, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company or similar action on the part of Marketing; (c) this Agreement has been duly executed and delivered by or on behalf of Marketing (and all documents required hereunder to be executed and delivered by Marketing in connection herewith will be duly executed and delivered by Marketing) and this Agreement (assuming that this Agreement constitutes the legal, valid and binding obligation of Carrier) constitutes, and at the time of their execution such documents will constitute, the valid and binding obligations of Marketing, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally, as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (d) the execution, delivery and performance of this Agreement and all documents required to be executed and delivered by Marketing and the transactions contemplated herein and therein, will not (i) violate any provision of the organizational documents of Marketing, (ii) result in default (with due notice or lapse of time or both) or the creation of any lien, encumbrance or adverse claim or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license or agreement to which Marketing is a party, (iii) violate any judgment, order, ruling or decree applicable to Marketing as a party in interest, or (iv) violate any laws applicable to Marketing.
Carrier represents and warrants to Marketing as follows: (a) Carrier is duly organized, validly existing and in good standing under the Laws of the State of Louisiana; (b) the execution, delivery and performance of this Agreement and all documents required to be executed and delivered by Seller in connection herewith, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company or similar action on the part of Carrier; (c) this Agreement has been duly executed and delivered by or on behalf of Carrier (and all documents required hereunder to be executed and delivered by Carrier in connection herewith will be duly executed and delivered by Carrier) and this Agreement (assuming that this Agreement constitutes the legal, valid and binding obligation of Marketing) constitutes, and at the time of their execution such documents will constitute, the valid and binding obligations of Carrier, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally, as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (d) the execution, delivery and performance of this Agreement and all documents required to be executed and delivered by Carrier and the transactions contemplated herein and therein, will not (i) violate any provision of the organizational documents of Carrier, (ii) result in default (with due notice or lapse of time or both) or the creation of any lien, encumbrance or adverse claim or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license or agreement to which Carrier is a party, (iii) violate any judgment, order, ruling or decree applicable to Carrier as a party in interest, or (iv) violate any laws applicable to Carrier.

The representations and warranties in this Section 21 shall survive the execution, delivery, and performance of this Agreement.

22.	SEVERABILITY
Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction applying such law, and this Agreement shall be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purposes and intent of such invalid, illegal or unenforceable provision.

23.	CERTAIN ADDITIONAL OBLIGATIONS OF MARKETING
[***]
[***]
Marketing acknowledges and agrees that the Monroe TLA contemplates certain obligations on behalf of Marketing in connection with the transactions contemplated therein. Accordingly, Marketing agrees to fulfil all obligations contemplated under the Monroe TLA that, pursuant to the terms thereof, are contemplated as obligations of Marketing.
Marketing agrees that it shall not, without Carrier’s prior written consent thereto, amend or modify any term or condition of the COSA or take any action in connection with the COSA, in each case, the result of which could cause and adverse effect on Carrier.

24.	CERTAIN DEFINED TERMS
The following terms shall have the following meanings in this Agreement:
“Affiliate” means, with respect to any relevant Person, any other Person controlling, controlled by, or under common control with, such relevant Person, where “control” (and its derivatives) means the ability, directly or indirectly, through one or more intermediaries, to direct or cause the direction of the management and policies of such relevant Person, whether through the ownership or control of voting securities or interest, by contract, or otherwise.
“Applicable Law” means the laws, rules, regulations, decrees, and orders of the United States of America and all other Governmental Authorities having jurisdiction, whether such Laws now exist or hereafter come into effect.
“COSA” means the Amended and Restated Crude Oil Supply Agreement entered into on May 26, 2015, by and between Bridger Marketing, LLC and Monroe Energy LLC.
“Crude Petroleum” means crude oil and condensate.
Confidential information has been omitted and separately filed with the Securities and Exchange Commission. [***] indicates that confidential treatment has been requested with respect to this omitted information.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity or administrative authority, agency, court, tribunal, commission, board or bureau exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to any nation or government.
“Indemnified Group” means, with respect to any Party in its capacity as an Indemnified Party, its officers, directors, employees, agents, contractors, subcontractors, and other representatives
“Loss” means any loss, expense, liability, obligation, damage, demand, suit, sanction, claim, settlement, judgment, lien, civil fine, civil penalty, interest, or cost, of every kind and character (including reasonable fees and expenses of attorneys, technical experts, and expert witnesses reasonably incident to same).
“Monroe TLA” means that certain Transportation and Logistics Services Agreement made and entered into on May 26, 2015, by and between Bridger Logistics, LLC and Monroe.
“Person” means any individual or entity, including any corporation, limited liability company, partnership (general or limited), joint venture, agency, association, joint stock company, trust, organization, Governmental Authority, or other entity.

25.	INTERPRETATION
The table of contents and headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof. When a reference is made in this Agreement to a Section, subsection, paragraph, clause, or Exhibit or, such reference shall be to a Section, subsection, paragraph or clause of, or an Exhibit to, this Agreement unless otherwise indicated. Whenever the word “include,” “includes” or “including” is used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. All references to “$” or dollar amounts shall be to lawful currency of the United States of America. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to any Person are also to its permitted successors and assigns. Unless specifically provided for herein, the term “or” shall not be deemed to be exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All references to the defined term “Hydrocarbons” shall mean Crude Petroleum, natural gas, casinghead gas, drip gasoline, natural gasoline, petroleum, natural gas liquids, condensate, products, liquids and other hydrocarbons.

The undersigned parties hereto hereby agree to the terms of this Transportation Logistics Agreement, effective as of the date first written above.

BRIDGER MARKETING, LLC By: Bridger, LLC, its Manager		BRIDGER LOGISTICS, LLC By: Bridger, LLC, its Manager
By:	/s/ James H. Ballengee	By:	/s/ Julio E. Rios II
Name:	James H. Ballengee	Name:	Julio E. Rios II
Title:	Chief Executive Officer	Title:	Chief Executive Officer

EXHIBIT A

STATEMENT OF WORK
This Statement of Work dated as of _________, _________ (the “Statement of Work”), is between Bridger Logistics, LLC (“CARRIER”) and Bridger Marketing, LLC (“MARKETING”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Transportation and Logistics Agreement to provide Services (the “TLA”), dated as of May [__], 2015, between CARRIER and MARKETING.
This Statement of Work is hereby incorporated into and made part of the TLA.
Pursuant to the terms of the TLA, and for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.	GENERAL TERMS
1.1.This is a Statement of Work under the TLA and is subject to all of the terms of the TLA. In the event of any conflict between the terms of this Statement of Work and any terms of the TLA, the TLA’s terms shall control. Notwithstanding the foregoing, if a provision of this Statement of Work specifically references a provision in the TLA and provides that the provision of this Statement of Work shall control in the event of a conflict, then such provision in this Statement of Work shall control with respect to the Services under this Statement of Work.
1.2.The term (“Term”) of this Statement of Work shall commence on ____________ (the “Effective Date”) and shall expire upon the earlier of (i) ________ or (ii) _________. In addition, either CARRIER or MARKETING may terminate this Statement as Work as follows: ___________________.
1.3.This Statement of Work may be executed in any number of counterparts by the parties hereto and delivered in person or transmitted by facsimile, electronic communication in portable document format (.pdf), or similar transmission, each of which, when so executed and delivered, shall be deemed an original, but such counterparts shall together constitute but one and the same Statement of Work.

2.SERVICES PROVIDED
2.1.Listed below are descriptions and/or specifications of the Services to be performed.
Summary of Services

RECEIPT POINT(S)	EST. BARRELS PER DAY	RATE ($/Barrel)

2.2.Listed below is the name and address of an authorized representative for each of CARRIER and MARKETING.

CARRIER Authorized Representative	MARKETING Authorized Representative
Name:	Name:
Address:	Address:

Telephone:	Telephone:
Fax:	Fax:

2.3.All Services performed pursuant to this Statement of Work shall be performed at the rates set forth above. In addition to the rates set forth above, additional charges may also apply with respect to the Services as specified in the Rate Schedule (as amended, supplemented or modified from time to time) which is included as Exhibit C to the TLA.

CARRIER shall be authorized to commence the Services described in this Statement of Work once this Statement of Work is signed and delivered by MARKETING and CARRIER.

IN WITNESS WHEREOF, the parties have executed this Statement of Work as of __________________, _____ by their duly authorized representatives.

CARRIER	MARKETING
BRIDGER LOGISTICS, LLC	BRIDGER MARKETING, LLC
By: Name: Title:	By: Name: Title:

Exhibit B
Rate Schedule
($ per barrel)

1.	Truck Transportation Rates

a.	North Dakota (attached)

b.	Louisiana / Texas (attached)

c.	DJ Basin (attached)

2.	Pipeline Terminals

a.	North Dakota Pipeline System terminals

i.	[***]

ii.	[***]

b.	Karnack terminal

i.	[***]

c.	LaBarge terminal

i.	[***]

d.	Permian terminals

i.	[***]

ii.	[***]

3.	Pipelines

a.	NDPL Pipeline Shipper Management

i.	[***]

ii.	[***]

b.	Platte Pipeline Shipper Management

i.	[***]

c.	Cline Shale Pipeline Shipper Management

i.	[***]

d.	Bridger Lake

i.	[***]

4.	Rail Terminals

a.	North Dakota rail terminals

i.	Berthold Rail Terminal

1.	[***]

2.	[***]

3.	[***]

4.	[***]

Confidential information has been omitted and separately filed with the Securities and Exchange Commission. [***] indicates that confidential treatment has been requested with respect to this omitted information.

ii.	Van Hook Rail Terminal

1.	[***]

2.	[***]

3.	[***]

4.	[***]

iii.	Pioneer Rail Terminal

1.	[***]

2.	[***]

3.	[***]

4.	[***]

*	[***]

Confidential information has been omitted and separately filed with the Securities and Exchange Commission. [***] indicates that confidential treatment has been requested with respect to this omitted information.

Trucking Rates Prepared Exclusively for Bridger Marketing, LLC

Region: North Dakota Effective Date: OCTOBER 1, 2013* *Rates are subject to change upon 30 days' notice

Loaded Miles		Rate	Loaded Miles		Rates	Loaded Miles		Rates
1	5	[***]	151	155	[***]	301	305	[***]
6	10	[***]	156	160	[***]	306	310	[***]
11	15	[***]	161	165	[***]	311	315	[***]
16	20	[***]	166	170	[***]	316	320	[***]
21	25	[***]	171	175	[***]	321	325	[***]
26	30	[***]	176	180	[***]	326	330	[***]
31	35	[***]	181	185	[***]	331	335	[***]
36	40	[***]	186	190	[***]	336	340	[***]
41	45	[***]	191	195	[***]	341	345	[***]
46	50	[***]	196	200	[***]	346	350	[***]
51	55	[***]	201	205	[***]	351	355	[***]
56	60	[***]	206	210	[***]	356	360	[***]
61	65	[***]	211	215	[***]	361	365	[***]
66	70	[***]	216	220	[***]	366	370	[***]
71	75	[***]	221	225	[***]	371	375	[***]
76	80	[***]	226	230	[***]	376	380	[***]
81	85	[***]	231	235	[***]	381	385	[***]
86	90	[***]	236	240	[***]	386	390	[***]
91	95	[***]	241	245	[***]	391	395	[***]
96	100	[***]	246	250	[***]	396	400	[***]
101	105	[***]	251	255	[***]	401	405	[***]
106	110	[***]	256	260	[***]	406	410	[***]
111	115	[***]	261	265	[***]	411	415	[***]
116	120	[***]	266	270	[***]	416	420	[***]
121	125	[***]	271	275	[***]	421	425	[***]
126	130	[***]	276	280	[***]	426	430	[***]
131	135	[***]	281	285	[***]	431	435	[***]
136	140	[***]	286	290	[***]	436	440	[***]
141	145	[***]	291	295	[***]	441	445	[***]
146	150	[***]	296	300	[***]	446	450	[***]

Above rates are based on retail diesel @$[***]/gallon - If retail diesel exceeds $[***]/gallon, see fuel surcharge calculation below
Fuel Surcharge (FSC) Reimbursement = Gallons x FSC Reimbursement Rate
Gallons = Loaded Miles x 2 / Fuel Mileage per Gallon (which is set at 3.0)
FSC Reimbursement Rate = [***]
Wait Time = After first hour of Wait Time, $[***] per hour for each subsequent hour of Wait Time
Rejects = Upon submission of Carrier-numbered reject run ticket, $[***]
Splits Loads = $[***] per run that involves Split Loads (as defined in the ICOA)
Minimum Barrels = [***] netted barrels
Chain Up = $[***]

/s/ Jeremy H. Gamboa                                 10/1/13
Jeremy H. Gamboa                                     Date
     EVP & COO

Confidential information has been omitted and separately filed with the Securities and Exchange Commission. [***] indicates that confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL

Trucking Rates Prepared Exclusively for Bridger Marketing, LLC

Region: DJ Basin Effective Date: February 1, 2015* *Rates are subject to change upon 30 days' notice

Loaded Miles		Rate	Loaded Miles		Rates	Loaded Miles		Rates
1	5	[***]	151	155	[***]	301	305	[***]
6	10	[***]	156	160	[***]	306	310	[***]
11	15	[***]	161	165	[***]	311	315	[***]
16	20	[***]	166	170	[***]	316	320	[***]
21	25	[***]	171	175	[***]	321	325	[***]
26	30	[***]	176	180	[***]	326	330	[***]
31	35	[***]	181	185	[***]	331	335	[***]
36	40	[***]	186	190	[***]	336	340	[***]
41	45	[***]	191	195	[***]	341	345	[***]
46	50	[***]	196	200	[***]	346	350	[***]
51	55	[***]	201	205	[***]	351	355	[***]
56	60	[***]	206	210	[***]	356	360	[***]
61	65	[***]	211	215	[***]	361	365	[***]
66	70	[***]	216	220	[***]	366	370	[***]
71	75	[***]	221	225	[***]	371	375	[***]
76	80	[***]	226	230	[***]	376	380	[***]
81	85	[***]	231	235	[***]	381	385	[***]
86	90	[***]	236	240	[***]	386	390	[***]
91	95	[***]	241	245	[***]	391	395	[***]
96	100	[***]	246	250	[***]	396	400	[***]
101	105	[***]	251	255	[***]	401	405	[***]
106	110	[***]	256	260	[***]	406	410	[***]
111	115	[***]	261	265	[***]	411	415	[***]
116	120	[***]	266	270	[***]	416	420	[***]
121	125	[***]	271	275	[***]	421	425	[***]
126	130	[***]	276	280	[***]	426	430	[***]
131	135	[***]	281	285	[***]	431	435	[***]
136	140	[***]	286	290	[***]	436	440	[***]
141	145	[***]	291	295	[***]	441	445	[***]
146	150	[***]	296	300	[***]	446	450	[***]

Above rates are based on retail diesel @ $[***]/gallon - If retail diesel exceeds $[***]/gallon, see fuel surcharge calculation below
Fuel Surcharge (FSC) Reimbursement = Gallons x FSC Reimbursement Rate
Gallons = Loaded Miles x 2 / Fuel Mileage per Gallon (which is set at 3)
FSC Reimbursement Rate = [***]
Wait Time = After first hour of Wait Time, $[***] per hour for each subsequent hour of Wait Time
Rejects = Upon submission of Carrier-numbered reject run ticket, $[***]
Splits Loads = $[***] per run that involves Split Loads
Minimum Barrels = [***] netted barrels
Chain Up = $[***]

/s/ Jeremy H. Gamboa                            2/24/15
Jeremy H. Gamboa                                Date
     EVP & COO

Confidential information has been omitted and separately filed with the Securities and Exchange Commission. [***] indicates that confidential treatment has been requested with respect to this omitted information.

Customer Rate Sheet Bridger TX/LA Rates

Region: LA/TX/OK Effective Date: October 1, 2013* *Rates are subject to change upon 30 days' notice

Loaded Miles		Rate	Loaded Miles		Rates	Loaded Miles		Rates	Loaded Miles		Rates
1	5	[***]	151	155	[***]	301	305	[***]	451	455	[***]
6	10	[***]	156	160	[***]	306	310	[***]	456	460	[***]
11	15	[***]	161	165	[***]	311	315	[***]	461	465	[***]
16	20	[***]	166	170	[***]	316	320	[***]	466	470	[***]
21	25	[***]	171	175	[***]	321	325	[***]	471	475	[***]
26	30	[***]	176	180	[***]	326	330	[***]	476	480	[***]
31	35	[***]	181	185	[***]	331	335	[***]	481	485	[***]
36	40	[***]	186	190	[***]	336	340	[***]	486	490	[***]
41	45	[***]	191	195	[***]	341	345	[***]	491	495	[***]
46	50	[***]	196	200	[***]	346	350	[***]	496	500	[***]
51	55	[***]	201	205	[***]	351	355	[***]	501	505	[***]
56	60	[***]	206	210	[***]	356	360	[***]	506	510	[***]
61	65	[***]	211	215	[***]	361	365	[***]	511	515	[***]
66	70	[***]	216	220	[***]	366	370	[***]	516	520	[***]
71	75	[***]	221	225	[***]	371	375	[***]	521	525	[***]
76	80	[***]	226	230	[***]	376	380	[***]	526	530	[***]
81	85	[***]	231	235	[***]	381	385	[***]	531	535	[***]
86	90	[***]	236	240	[***]	386	390	[***]	536	540	[***]
91	95	[***]	241	245	[***]	391	395	[***]	541	545	[***]
96	100	[***]	246	250	[***]	396	400	[***]	546	550	[***]
101	105	[***]	251	255	[***]	401	405	[***]	551	555	[***]
106	110	[***]	256	260	[***]	406	410	[***]	556	560	[***]
111	115	[***]	261	265	[***]	411	415	[***]	561	565	[***]
116	120	[***]	266	270	[***]	416	420	[***]	566	570	[***]
121	125	[***]	271	275	[***]	421	425	[***]	571	575	[***]
126	130	[***]	276	280	[***]	426	430	[***]	576	580	[***]
131	135	[***]	281	285	[***]	431	435	[***]	581	585	[***]
136	140	[***]	286	290	[***]	436	440	[***]	586	590	[***]
141	145	[***]	291	295	[***]	441	445	[***]	591	595	[***]
146	150	[***]	296	300	[***]	446	450	[***]	596	600	[***]

Fuel Surcharge (FSC) Reimbursement = Gallons x FSC Reimbursement Rate
Gallons = Loaded Miles x 2 / Fuel Mileage per Gallon (which is 4.5)
FSC Reimbursement Rate = [***]
Wait Time = After first hour of Wait Time, $[***] per hour for each subsequent hour of Wait Time
Rejects = Upon submission of Carrier-numbered reject run ticket, $[***]
Splits Loads = $[***] per run that involves Split Loads
Minimum Barrels = [***]  netted barrels

Use for the following for Bridger Invoice:

Whiting TX	TX Loads
Pioneer	Apace
Endeavor	Mewborne
Prism	Bridger Station

Confidential information has been omitted and separately filed with the Securities and Exchange Commission. [***] indicates that confidential treatment has been requested with respect to this omitted information.

EXHIBIT C

Certain Agreements

[***]

Confidential information has been omitted and separately filed with the Securities and Exchange Commission. [***] indicates that confidential treatment has been requested with respect to this omitted information.